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                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

                    INSTRUMENT OF RESIGNATION AND APPOINTMENT

                  INSTRUMENT OF RESIGNATION AND APPOINTMENT, dated as of November 18, 2003 (this "Agreement"), among FIRST NORTH AMERICAN NATIONAL BANK, a national banking association ("FNANB"), as Administrator, FNANB CREDIT CARD MASTER NOTE TRUST, a statutory trust organized under the laws of the State of Delaware, as Issuer (in such capacity, the "Issuer"), and FLEET BANK (RI), NATIONAL ASSOCIATION, a national banking association ("Fleet").

                             PRELIMINARY STATEMENTS

                  WHEREAS, FNANB, as Administrator, and the Issuer are parties to an Administration Agreement dated as of July 1, 2002 (the "Administration Agreement");

                  WHEREAS, FNANB desires to resign as Administrator under the Administration Agreement;

                  WHEREAS, Section 8 of the Administration Agreement permits FNANB to resign as Administrator if, among other conditions, a successor Administrator shall have been appointed by the Issuer and such successor Administrator shall have agreed in writing to be bound by the terms of the Administration Agreement; and

                  WHEREAS, the Issuer desires to appoint Fleet as successor Administrator under the Administration Agreement and Fleet desires to accept such appointment;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, each party agrees as follows:

                  Section 1. Definitions. All terms used in this Agreement that are defined in the Administration Agreement have the meanings assigned to them therein, except to the extent such terms are amended or modified in this Agreement.

                  Section 2. Resignation of FNANB as Administrator. FNANB hereby resigns as Administrator under the Administration Agreement. The Issuer hereby waives its right to receive 60 days prior written notice of such resignation.

                  Section 3. Appointment of Fleet as Administrator. The Issuer hereby appoints Fleet as successor Administrator under the Administration Agreement. Fleet hereby accepts such appointment and agrees to be bound by the terms of the Administration Agreement in the same manner as FNANB was bound prior to its resignation as Administrator.

                  Section 4. Conditions to Effectiveness. The resignation of FNANB as Administrator under the Administration Agreement and the appointment of Fleet as successor

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Administrator under the Administration Agreement shall become effective upon satisfaction of the Rating Agency Condition with respect to such resignation and appointment. On and after the date on which such resignation and appointment become effective, FNANB shall be released from all of its duties and other obligations as Administrator under the Administration Agreement. FNANB shall cooperate with the Issuer and take all reasonable steps requested by the Issuer to assist the Issuer in making an orderly transfer of the duties and other obligations of the Administrator from FNANB to Fleet. FNANB hereby confirms that it has been paid all fees and reimbursable expenses accruing to it as Administrator as of the date of this Agreement.

                  Section 5. Power of Attorney. The Owner Trustee shall, on behalf of the Issuer, execute and deliver to Fleet one or more powers of attorney substantially in the form of Exhibit A hereto appointing Fleet (in its capacity as successor Administrator) the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer certain documents, reports, filings, instruments, certificates and opinions as described therein. The Power of Attorney dated July 19, 2002 executed by the Issuer in favor of FNANB is hereby revoked effective as of the date of this Agreement.

                  Section 6. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 8. Amendments. This Agreement may not be amended, supplemented or otherwise modified, and the terms of this Agreement may not be waived, except by a written instrument signed by all parties hereto.

                  Section 9. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been signed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations hereunder, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                                      -2-
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                  IN WITNESS WHEREOF, FNANB, Fleet and the Issuer have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           FIRST NORTH AMERICAN NATIONAL BANK,
                                              as Administrator

                                           By: /s/ Daniel P. Tierney
                                               ______________________________
                                                 Name:  Daniel P. Tierney
                                                 Title: President

                                           FNANB CREDIT CARD MASTER NOTE TRUST,
                                              as Issuer

                                           By:  WILMINGTON TRUST COMPANY,
                                                not in its individual capacity
                                                but solely as Owner Trustee on
                                                behalf of the Issuer

                                           By: /s/ Patricia A. Evans
                                               ______________________________
                                                 Name: Patricia A. Evans
                                                 Title: Assistant Vice President

                                           FLEET BANK (RI), NATIONAL ASSOCIATION

                                           By: /s/ Jeffrey A. Lipson
                                               ______________________________
                                                 Name:  Jeffrey A. Lipson
                                                 Title: Vice President

Acknowledged and Accepted:

WILMINGTON TRUST COMPANY,
      not in its individual capacity
      but solely as Owner Trustee

By: /s/ Patricia A. Evans
    ___________________________________
      Name: Patricia A. Evans
      Title: Assistant Vice President

FNANB Bankcard Portfolio Sale
Instrument of Resignation and Appointment
November 18, 2003

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                                    Exhibit A
                                Power of Attorney

                                [TO BE ATTACHED]